EV Energy Partners, L.P.

OGIS New York April 2007

Risks and Forward-Looking Statements

This presentation includes "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as "anticipates," "intends," "plans," "projects," "believes," and similar words are intended to identify such forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership, which may cause our actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute out business plan, prices and demand for natural gas and oil, our ability to replace reserves and efficiently develop and produce our current reserves and other important factors that could cause actual results to differ materially from those projected. These factors are described in more detail in our reports filed with the Securities and Exchange Commission, which are available at www.sec.gov or on our Web site, or by calling us at 713-651-1144.

We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

EVEP Overview

- Upstream MLP formed by EnerVest and Encap
- IPO September 2006
- Five acquisitions so far
  - Four completed plus one announced
- Over 325% increase in reserves and production
- Additional equity sold in February 2007
  - Maintain conservative debt levels through acquisitions
- Significant growth in distributable cash flow per unit
- Total return on common units
  - **95% since IPO and 66% YTD**

EVEP Areas of Operations



EVEP Pro Forma Assets *
12/06 Proved Reserves: 223 Bcfe
86% Gas, 92% PDP
Current Net Prod.: > 38 Mmcfe/d
2007 R/P Index : 15.8 years

* Pro forma assuming Michigan, Monroe Field and Central/East Texas acquisitions had been completed as of 12/31/06

EVEP's General Partner

- GP Ownership
  - EnerVest 71.25%
  - EnCap 23.75%
  - Management 5%

- EnCap - formed in 1988
- EnerVest – formed in 1992

Who is EnerVest?

- Private Company Formed in 1992
  - Proven track record in acquiring, operating, developing and selling properties for institutional investors through 12 separate partnerships
  - Currently manage assets in 7 partnerships
  - Recent fund raising history
    - 2005 Fund X: $550 million equity
    - 2007 Fund XI: ~ $1 billion equity
    - 2007 - $175 million co-investment fund w/ Wachovia
- Recently formed EV Energy Partners, L.P.

EnerVest - Areas of Operations


EVEP Assets
EnerVest Operations
EnerVest Historical Operations

- Operate over 11,000 Wells in 11 States
  - >1.1 Tcfe Reserves
  - ~ 240 Mmcfed
  - Drill >250 wells in 2007
- Active in U.S. Market
  - Acquired over $2 billion and divested $300 million since January 2005
- > 360 Employees
  - > 60 technical professionals

* Pro forma for Central/East Texas acquisition announced 4/16/07

Complementary Business Lines

Institutional Business

- Focus on reserves with more upside
  - 50% PDP/50% Upside
- Acquire/Exploit/Sell model
  - Shorter hold times
- More IRR focused



MLP Business - EVEP

- Focus on mostly producing reserves
  - >80% PDP
- Buy and hold
- Yield focus
- Logical alternative buyer for certain assets from Institutional Business

Combined

- Ability to maintain large presence in key basins over the long term
- Economies of Scale
  - Drilling services, marketing
  - Scale to maintain employee base more effectively
- Maintain basin expertise

EVEP Business Strategy and Philosophy

Provide Stability and Growth in Cash Distributions Per Unit Over Time

- Increase reserves and production through accretive acquisitions
- Maintain conservative debt levels to reduce risk and facilitate acquisitions
- Reduce exposure to commodity price risk through hedging
- Establish PUD inventory sufficient to mitigate production declines
- Retain operational control
- Focus on controlling costs

Activity Since IPO

$28 mm
MidCon area
Acquisitions
Announced

$71.6 mm
Michigan
Acquisition
Announced

$100 mm
Private Equity
Placement
Announced



EVEP : 9 Month, Daily
4/19/07) Close
40
35
30
25
20
Volume
(c) 2007
Inc.
800 K
600
400
200
Aug
Sep
Oct
Nov
Dec
J07
Mar
Apr

$96 mm
Monroe
Acquisition
Announced

$100 mm Central/East
Texas Acquisition
Announced

Attractive Acquisition Metrics

Acquisition	Price ($mm)	Reserves (Bcfe)	Rate (Mcfepd)	$/Mcfe	$/Mcfepd
Five States	28	14.8	3,100	1.90	9,032
Michigan	72	56.3	6,850	1.27	10,453
Monroe	96	65.2	7,600	1.47	12,631
Central/East Tx	100	39.0	13,800	2.56	7,246
Total/Average	**296**	**175.4**	**31,350**	**1.69**	**9,442**

Dramatic Growth Since IPO



Proved Reserves* - BCFE
250
200
150
100
50
335%
12/31/05
12/31/06 Pro forma Michigan
12/31/06 Pro forma Monroe
12/31/06 Pro forma Central/ East Tx



Production – MCFE/D
40000
35000
30000
25000
20000
15000
10000
5000
385%
IPO
with Michigan
with Monroe
Pro forma Central/ East Tx

* Pro forma Michigan, Monroe and Central/East Texas are estimated proved reserves as of 12/31/06 assuming each of the acquisitions had closed by year end 2006

EV Energy Partners, L.P.

Asset Overview

Appalachia/Michigan Assets


EnerVest
Proved Reserves
395 BCFE
69 MMCFE/D


EVEP
Proved Reserves
88.7 BCFE
12.2 MMCFE/D

Attractive Characteristics

- Long-lived reserves, predictable decline rates
- Premium pricing
- High drilling success rates, low maintenance capital requirements
- Significant consolidation opportunities

EVEP Appalachia Assets

- Proved Reserves (12/31/06):
  - 32.4 Bcfe
  - 81% Gas
  - 87% PDP
- Average working interest >90%
- Premium Pricing
  - Average premium to NYMEX of over $1.00
- Drilling targets: 1,000 to 6,000 feet
- Current Net Rate ~ 5,300 Mcfed
- R/P ratio 17 years



EVEP Michigan Assets

- **Proved Reserves (12/31/06):**
  - **56.3 Bcfe**
  - **100% Gas**
  - **89% PDP**
- **100% operated, 91% average working interest**
- **Otsego & Montmorency Counties, Michigan, 341 producing wells**
- **Reservoir: Antrim Shale**
- **Current Net Rate ~ 6,850 Mcfed**
- **R/P ratio >20 years**


Antrim Play Area
Cheboygan County
Montmorency County
Crawford County

Note: Michigan acquisition closed 1/31/07.

EVEP Mid-Continent Area Assets

- Proved Reserves (12/31/06)
  - 14.7 Bcfe
  - 60% gas
  - 97% PDP
- ~9% Average working interest
- 100% Outside Operated
- Current Net Rate ~ 3,100 Mcfed
- R/P Ratio 13 Years



EVEP Monroe Field Assets

- Pro forma Proved Reserves (12/31/06)
  - 80.2 Bcfe
  - 100% gas
  - 99% PDP
- 100% working interest
- 160,000 gross acres
- Additional unbooked potential from shallow zones
- Current Net Rate ~ 9,850 Mcfe/d
- R/P ratio 22 years
- Field Dominance



Ouachita river
EVEP - Primos
EVEP - Jacobs
EnerVest Monroe, LP
Approximate field limits
Six miles

Central/East Texas Acquisition



BROOKELAND SUB-PACKAGE
DEEP GIDDINGS SUB-PACKAGE
College Station
Houston
CENTRAL GIDDINGS SUB-PACKAGE
LIMESTONE
FALLS
LEON
HOUSTON
ANGELINA
SABINE
ROBERTSON
TRINITY
MADISON
NEWTON
POLK
TYLER
JASPER
MILAM
GRIMES
SAN JACINTO
HARDIN
LEE
MONTGOMERY
LIBERTY
Location
JEFFERSON
AUSTIN
WALLER
CHAMBERS
FAYETTE
Legend
AUSTIN CHALK
COLORADO

- $750 million acquisition, including EnerVest Institutional partnerships
  - EVEP $100 million
  - Others - $650 million
- Two concentrated areas
- Predictable decline rates based on well established production history
- Low risk re-entry PUD opportunities
- Excellent unquantified potential
- Attractive acquisition economics

Central/East Texas Acquisition

- **Pro forma Proved Reserves @ 4/1/07**
  - ▼39 Bcfe
  - ▼52% gas, (21% oil and 27% Ngls)
  - ▼82% PDP
- **85% operated by value**
- **High working interest**
  - (~70% to purchasing group)
- **735,000 gross acres**
  - (416,000 net to purchasing group)
- **EVEP Rate (2nd half '07) ~ 12,700 Mcfe/d**
- **2007 R/P ratio 8.1 years**
  - ▼Estimated life over 40 years
- **Primarily Austin Chalk reservoirs**
- **75 currently identified re-entry PUD's**
- **Additional probable and possible locations**


BROOKELAND SUB-PACKAGE
DEEP GIDDINGS SUB-PACKAGE
CENTRAL GIDDINGS SUB-PACKAGE

Due diligence ongoing

Anticipate closing by July 2007

EV Energy Partners, L.P.

Financial Overview

EVEP Ownership Breakdown


General Partner Interest 2%
Sponsor Common Units 1%
IPO Common Units 37%
Subordinated Units 26%
Private Placement Common Units 34%

- Sept 2006 - IPO
  - ▼ 4.335 mm Common Units sold
  - ▼ $20 per Common Unit
- February 2007 – Common Equity
  - ▼ $100 mm
  - ▼ 3.9 mm Common Units @ $24.90
  - ▼ 2% GP Contribution
  - ▼ Proceeds to Repay Acquisition financing
- Current Ownership
  - ▼ 8.43 mm Common Units
  - ▼ 3.10 mm Subordinated Units
  - ▼ 0.24 mm Implied Units (GP)

  11.77

Capital Structure

($millions)	Actual 12/31/2006	Estimated Pro forma 12/31/2006
Debt	28	95
Equity	96	190
Total Assets	133	295

Note: Pro forma for completed Michigan and Monroe Field acquisitions and $100 million equity private placement. Prior to recently announced Central/East Texas acquisition.

Commodity Price Hedging: Natural Gas

Based on current natural gas production volumes, EVEP is approximately 70% hedged for 2007, 65% hedged for 2008 and 60% hedged for 2009.


Hedged Volumes (Mcf/day)
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
3,000
7,434
5,500
10,600
6,000
8,700
5,000
8,500
1Q 07
2Q-4Q 07
2008
2009
Swaps
Collars


Hedge Prices ($/Mcf)
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$9.64
$9.27
$9.18
$8.67
$9.05
$8.32
$8.43
$7.92
1Q 07
2Q-4Q 07
2008
2009
Floor
Cap

Note: Prior to recently announced Central/East Texas acquisition.

Commodity Price Hedging: Natural Gas



Average Natural Gas Hedge Price ($/MMBTU)
Aver. Hedged Price
$9.25
$9.00
$8.75
$8.50
$8.25
$8.00
$7.75
$7.00
$7.50
$8.00
$8.50
$9.00
$9.50
$10.00
NYMEX Price
2Q-4Q 07
2008
2009

Note: Average prices for combination of swaps and collars.

Commodity Price Hedging: Crude Oil

Based on current production volumes, crude oil is approximately 70% hedged for 2007 and 35% for 2008 and 2009.


Hedged Volumes (Bbl/day)
300
275
250
225
200
175
150
125
100
75
50
25
-
250
125
125
2007
2008
2009
Swaps
Collars


Hedge Prices ($/Bbl)
$75.00
$70.00
$65.00
$60.00
$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
$71.35
$71.95
$62.00
$71.90
$62.00
2007
2008
2009
Floor
Cap

Note: Prior to recently announced Central/East Texas acquisition.

Distribution Growth



Quarterly Distribution Rate *
$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.40
$0.46
$0.50
>$0.50
4Q 2006
1Q 2007
2Q 2007
3Q 2007 +

* 4Q 2006 distribution was paid in 1Q 2007. Distributions for fiscal 1Q 2007 forward are not yet declared and are based on management's announced intention regarding expected recommendations to the board of directors.

Distribution Yield (a)

EVEP distribution yield is prior to management's anticipated recommendation of a distribution increase beginning with the third quarter of 2007, subject to closing of the recently announced Central/East Texas acquisition.



7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Distribution Yield (a)
LINE
ATN
EVEP
BBEP
CEP
LGCY

(a) Source: Company filings and announcements. Distribution Yield calculated based on 1) closing unit prices at 04/20/07 and 2) recent announcements regarding expected distribution rates for EVEP ($2.00 annualized beginning 2Q 2007) and Linn Energy ($2.28 annualized beginning 2Q 2007), initial quarterly distribution rates from recent prospectus' for ATN, CEP and LGCY; and recent analyst estimate ($1.70 annualized) for BBEP pro forma for acquisition announced on 1/22/07.

Significant Cushion Over Distributions



$
Estimated Maintenance Capital
Excess "Cushion"
Distribution @ $2.00
Est. Maint Capex
Excess "Cushion"
MQD $1.60
At IPO
Pro Forma 2007

Note: At IPO based on forecasted operating surplus in prospectus dated 9/26/06. Pro Forma is based on midpoint of 2007 guidance estimates, assumed 2007 NYMEX prices of $7.50 for natural gas and $60.00 for crude oil, $100mm equity issuance in Feb '07, inclusion of the Michigan acq. from 1/30/07, and inclusion of the Monroe acq. (financed with bank debt) beginning 2Q 2007 and the Central/East Texas acq. (financed 100% with bank debt) beginning 3Q 2007.

Summary Highlights

- Long reserve life with low annual decline rates
- Low-risk PUD locations
- Experienced management team
- Strong financial position
- Relationship with EnerVest and EnCap
- Attractive yield
- Strong cash distribution coverage

EV Energy Partners, L.P.

OGIS New York April 2007